UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

              Pursuant to Section 13 or 15 (d) of the
                 Securities Exchange Act of 1934



            Date of Report (Date of earliest event reported):
                             January 28, 2004



                   FOODARAMA SUPERMARKETS, INC.
--------------------------------------------------------------------------------
        (Exact name of registrant as specified in charter)



   New Jersey                  1-5745-1       21-0717108
--------------------------------------------------------------------------------
(State or other jurisdiction  (Commission     (IRS Employer
   of incorporation)           File Number)  Identification No.)



Building 6, Suite 1, 922 Highway 33, Freehold, New Jersey 07728
---------------------------------------------------------------
(Address of principal executive offices)             (Zip code)



Registrant's telephone number,including area code:(732)462-4700

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)  Exhibits

         Exhibit No.          Description
         -----------          -----------

         99.1 Press Release, dated January 28, 2004, of Foodarama Supermarkets, Inc. Re:
                              Consolidated Financial Results





Item 12. Results of Operations and Financial Condition



         On January 28, 2004, Foodarama Supermarkets, Inc. issued a press release announcing its consolidated financial results for its fourth quarter and year ended November 1, 2003. A copy of the press release is furnished as Exhibit
99.1 to this current report.

      The information furnished under Item 12 of this current report, including
Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             FOODARAMA SUPERMARKETS, INC.
                             ----------------------------
                                    (REGISTRANT)


                             By: /S/ Michael Shapiro
                                --------------------
                                 Michael Shapiro
                                 Senior Vice President
                                 Chief Financial Officer


Date: January 28, 2004

EXHIBIT 99.1

                                          Foodarama Supermarkets, Inc.
                                          Building 6, Suite 1
                                          922 Highway 33
                                          Freehold,  N.J. 07728

                                          CONTACT:    Michael Shapiro
                                                      Senior Vice President
                                                      Chief Financial Officer
                                                      (732) 294-2270



FOR IMMEDIATE RELEASE

FOODARAMA SUPERMARKETS, INC. REPORTS
FOURTH QUARTER AND YEAR END RESULTS


      Freehold, N.J., January 28, 2004 -- Foodarama Supermarkets, Inc. (ASE-FSM) today announced that sales for the 13 weeks ended November 1, 2003 totaled $266,651,000, compared to $234,804,000 in the prior year period. Same store sales from the twenty stores operated in both periods increased 3.5% period to period. Sales for the current quarter included the operations of new locations in Woodbridge, Ewing, North Brunswick and Hamilton, New Jersey opened in December 2002, January 2003, May 2003, and October 2003, respectively. The location in Woodbridge replaced an older, smaller location in the same shopping center and the location in North Brunswick replaced an older, smaller store in Franklin Township, New Jersey.

      In the current quarter net income was $1,230,000 or $1.22 per diluted share. The Company's earnings before interest, taxes, depreciation and amortization ("EBITDA") for the fourth quarter ended November 1, 2003 were $10,333,000.

      For the thirteen weeks ended November 2, 2002 net income was $587,000 or $.57 per diluted share. The Company's EBITDA for the fourth quarter ended November 2, 2002 were $6,880,000.

      Sales for the 52 weeks ended November 1, 2003 were $1,049,653,000 compared to $963,611,000 in the prior year period. Same store sales increased 1.5% period to period. Sales for the current 52 week period included the operations of the new Middletown, Woodbridge, Ewing, North Brunswick and Hamilton, New Jersey locations. The Middletown store opened on November 14, 2001.

      For the 52 weeks ended November 1, 2003 the Company reported net income of $2,283,000 or $2.26 per diluted share. The Company's EBITDA for fiscal 2003 were $33,636,000.

      For the 52 weeks ended November 2, 2002 net income was $3,240,000 or $3.01 per diluted share. The Company's EBITDA for fiscal 2002 were $28,076,000.

EBITDA is presented because management believes that EBITDA is a useful supplement to net income and other measurements under accounting principles generally accepted in the United States since it is a meaningful measure of a company's performance and ability to meet its future debt service requirements, fund capital expenditures and meet working capital requirements. EBITDA is not a measure of financial performance under accounting principles generally accepted in the United States and should not be considered as an alternative to (i) net income (or any other measure of performance under generally accepted accounting principles) as a measure of performance or (ii) cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity. The following table reconciles reported net income to EBITDA:



                            Thirteen Weeks Ended         Fifty Two Weeks Ended
                            --------------------         ---------------------
                          November         November      November       November
                           1, 2003          2, 2002       1, 2003        2, 2002
                          --------         --------      --------       --------
Net income             $ 1,230,000      $   587,000   $ 2,283,000    $ 3,240,000
Add:
 Interest expense, net   3,630,000        2,092,000    12,260,000      8,036,000
 Income tax provision      820,000          392,000     1,522,000      2,162,000
 Depreciation            4,483,000        3,679,000    17,096,000     14,175,000
 Amortization              170,000          130,000       475,000        463,000
                       -----------      -----------   -----------    -----------
 EBITDA                $10,333,000        6,880,000   $33,636,000    $28,076,000
                       ===========      ===========   ===========    ===========

                  FOODARAMA SUPERMARKETS, INC. AND SUBSIDIARIES
                        Consolidated Operating Highlights




For the 13 Weeks Ended                 November 1, 2003         November 2, 2002
------------------------               ----------------         ----------------
                                          (unaudited)             (unaudited)


Sales................................   $ 266,651,000          $ 234,804,000
Net income ..........................       1,230,000                587,000
Net income per diluted share.........           $1.22                   $.57
Average shares outstanding...........       1,011,493              1,026,381
EBITDA...............................   $  10,333,000          $   6,880,000



For the Year Ended                     November 1, 2003         November 2, 2002
                                       ----------------         ----------------
                                          (audited)                (audited)

Sales................................ $ 1,049,653,000          $ 963,611,000
Net income...........................       2,283,000              3,240,000
Net income per diluted share.........           $2.26                  $3.01
Average shares outstanding...........       1,011,350              1,076,030
EBITDA............................... $    33,636,000          $  28,076,000